EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. 1350

I, Michael P. Scarpelli., certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Data Domain, Inc. on Form 10-Q for the period ended June 30, 2008, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Data Domain, Inc.

Date: August 7, 2008	By:	/s/ MICHAEL P. SCARPELLI
Michael P. Scarpelli
Senior Vice President and Chief Financial Officer